UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 5, 2016 (April 5, 2016)

New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)
Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On April 5, 2016, New Mountain Finance Corporation (the “Company”) posted on its website a report (the “Report”) with certain metrics regarding the Company’s portfolio, which is intended to provide greater transparency to the public regarding the historical performance of the Company’s investments. The Report is available on the Investor Relations page on the Company’s website at www.newmountainfinance.com. The Company intends to post on its website updated versions of the Report on a quarterly basis.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: April 5, 2016	By:	/s/ Karrie J. Jerry
	Name:	Karrie J. Jerry
	Title:	Corporate Secretary